                                                                      EXHIBIT 99

                              SUBJECT TO REVISION
                     SERIES TERM SHEET DATED JULY 22, 1998

                 DISCOVER(R) CARD MASTER TRUST I, SERIES 1998-6
        $500,000,000 ___% CLASS A CREDIT CARD PASS-THROUGH CERTIFICATES $26,316,000 ___% CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES

                            GREENWOOD TRUST COMPANY
                      MASTER SERVICER, SERVICER AND SELLER

      THE INVESTOR CERTIFICATES REPRESENT FRACTIONAL UNDIVIDED INTERESTS IN THE DISCOVER CARD MASTER TRUST I (THE "TRUST") AND DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF GREENWOOD TRUST COMPANY ("GREENWOOD"). NEITHER THE INVESTOR CERTIFICATES NOR THE UNDERLYING ACCOUNTS OR RECEIVABLES ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY.

      THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION WITH RESPECT TO THE SERIES 1998-6 INVESTOR CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION WITH RESPECT TO THE OFFERING OF THE SERIES 1998-6 INVESTOR CERTIFICATES. THE INFORMATION HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. INFORMATION REGARDING PAST PERFORMANCE
CONTAINED HEREIN IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. PRICE AND AVAILABILITY OF THE SERIES 1998-6 INVESTOR CERTIFICATES ARE SUBJECT TO CHANGE WITHOUT NOTICE.

      THIS SERIES TERM SHEET HAS BEEN PREPARED SOLELY FOR INFORMATIONAL PURPOSES AND IS NOT AN OFFER TO BUY OR SELL OR THE SOLICITATION OF AN OFFER TO BUY OR SELL ANY SECURITY OR INSTRUMENT OR TO PARTICIPATE IN ANY PARTICULAR TRADING STRATEGY. THERE SHALL BE NO OFFER, SOLICITATION OR SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. SALES OF THE SERIES 1998-6 INVESTOR CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE UNDERWRITERS AND OTHERS ASSOCIATED WITH THEM MAY HAVE POSITIONS IN, AND MAY EFFECT TRANSACTIONS IN, SECURITIES AND INSTRUMENTS OF THE TRUST OR GREENWOOD AND MAY ALSO PERFORM OR SEEK TO PERFORM INVESTMENT BANKING SERVICES FOR THE TRUST AND GREENWOOD.
MORGAN STANLEY DEAN WITTER
     ABN AMRO INCORPORATED
          BANCAMERICA ROBERTSON STEPHENS
              FIRST UNION CAPITAL MARKETS

     NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 1998-6 Supplement to the Pooling and Servicing Agreement, dated as of October 1, 1993 as amended, between Greenwood and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association), as Trustee (the "Series Supplement").

TITLE OF SECURITIES ....................  Discover Card Master Trust I, Series
                                          1998-6 ____% Class A Credit Card
                                          Pass-Through Certificates (the "Class
                                          A Certificates") and Discover Card
                                          Master Trust I, Series 1998-6 ____%
                                          Class B Credit Card Pass-Through
                                          Certificates (the "Class B
                                          Certificates," and together with the
                                          Class A Certificates, the "Investor
                                          Certificates").

INTEREST ON INVESTOR CERTIFICATES ......  Class A Certificates:  ____% per
                                          annum.

                                          Class B Certificates:  ____% per
                                          annum.

                                          Interest on the Investor Certificates
                                          will be calculated on the basis of a
                                          360-day year of twelve 30 day months;
                                          payable on the 15th day of each July
                                          and January (or, if such day is not a
                                          business day, the next succeeding
                                          business day), commencing in January
                                          1999 and on the Class B Expected
                                          Final Payment Date (or monthly under
                                          certain circumstances).

PRINCIPAL ON INVESTOR CERTIFICATES .....  The principal of the Class A
                                          Certificates and the Class B
                                          Certificates is scheduled to be
                                          paid on the Class A Expected Final
                                          Payment Date and the Class B Expected
                                          Final Payment Date, respectively, but
                                          may be paid earlier or later, or
                                          monthly, under certain circumstances.

SERIES CUT-OFF DATE ....................  July 1, 1998.

CLASS A EXPECTED FINAL PAYMENT DATE ....  The Distribution Date in July 2003.

                                          "Distribution Date" will mean the
                                          15th calendar day of each month, or
                                          if such day is not a  business day,
                                          the next succeeding business day,
                                          commencing in August 1998.

CLASS B EXPECTED FINAL PAYMENT DATE ....  The Distribution Date in August 2003.

SERIES TERMINATION DATE ................  The first business day following the
                                          Distribution Date in January 2006.

SUBORDINATION OF CLASS B CERTIFICATES ..  The Class B Certificates are
                                          subordinated in right of payment to
                                          the Class A Certificates, to the
                                          extent of the Available Subordinated
                                          Amount at the time any such
                                          subordinated payment is made.

AVAILABLE SUBORDINATED AMOUNT ..........  Initially $44,736,860, which may be reduced, reinstated or increased from
                                          time to time. The Available
                                          Subordinated Amount will be increased
                                          following an Effective Alternative
                                          Credit Support Election (as defined
                                          below) by  $26,315,800.

                                          "Effective Alternative Credit Support
                                          Election" will mean an effective
                                          election made by Greenwood under
                                          the


                                          terms of the Series Supplement to
                                          increase the amount on deposit
                                          in the Credit Enhancement Account (as
                                          defined below in Credit Enhancement).

CREDIT ENHANCEMENT ...................    Credit Enhancement initially will
                                          consist solely of a cash collateral
                                          account for the exclusive
                                          direct benefit of the holders of the
                                          Class B Certificates (the "Credit
                                          Enhancement Account").

                                          The initial amount of the Credit
                                          Enhancement is $21,052,640.  The
                                          maximum amount of Credit Enhancement
                                          as of any Distribution Date will be
                                          the greater of (i) $5,263,160 and (ii)
                                          (x) if a Supplemental Credit
                                          Enhancement Event (as defined below)
                                          has not occurred, an amount equal to
                                          4.0% of the Series Investor Interest
                                          (as defined below) as of the last day
                                          of the related Due Period (as defined
                                          below) or (y) if a Supplemental Credit
                                          Enhancement Event has occurred, an
                                          amount equal to 5.0% of the Series
                                          Investor Interest as of the last day
                                          of the related Due Period (or,
                                          following an Effective Alternative
                                          Credit Support Election, the greater
                                          of $5,263,160 and an amount equal to
                                          8.5% of the Series Investor Interest
                                          as of the last day of the related Due
                                          Period), subject to certain conditions
                                          and limitations.

                                          "Supplemental Credit Enhancement
                                          Event" will occur the first time the
                                          long-term debt or deposit rating
                                          of Greenwood (or an additional
                                          seller, if any) is withdrawn or
                                          reduced below BBB - by Standard &
                                          Poor's Ratings Services.

                                          "Series Investor Interest" will mean
                                          $526,316,000 minus (i) the aggregate
                                          amount on deposit with respect to
                                          principal collections for the benefit
                                          of holders of the Class A
                                          Certificates and Class B Certificates
                                          (after giving effect to losses of
                                          principal on investments of funds),
                                          (ii) the aggregate amount of
                                          principal paid to holders of the
                                          Class A Certificates and Class B
                                          Certificates and (iii) the aggregate
                                          amount of unreimbursed investor
                                          losses resulting from accounts in
                                          which the receivables have been
                                          charged-off as uncollectible (after
                                          giving effect to all provisions in
                                          the Series Supplement to reimburse
                                          such charged-off amounts).

                                          "Due Period" will mean, with respect
                                          to any Distribution Date, the
                                          calendar month next preceding the
                                          calendar month in which such
                                          Distribution Date occurs.

THE RECEIVABLES ......................    The receivables in the Accounts (as
                                          defined below) as of July 1, 1998
                                          totaled $21,086,742,705.80.

GROUP EXCESS SPREAD ..................    The Investor Certificates initially
                                          will be included in the "Group One"
                                          group of series. The three-month
                                          rolling average Group Excess Spread
                                          Percentage (as defined below) is
                                          3.59% for the Distribution Date in
                                          July 1998.


                                          "Group Excess Spread Percentage" for
                                          any Distribution Date is a percentage
                                          calculated by multiplying (i) an
                                          amount for all series in Group One
                                          equal to (a) the sum of finance
                                          charge collections, investment income
                                          and other collections allocable to
                                          each such series, minus (b) the sum
                                          of certificate interest and certain
                                          fees payable with respect to each
                                          such series and the amount of
                                          receivables allocable to each such
                                          series which have been charged-off as
                                          uncollectible, by (ii) twelve, and
                                          then dividing the product by an
                                          amount equal to the sum of all
                                          investor interests for each series in
                                          Group One (in each case for the
                                          Distribution Date).

RATING OF THE INVESTOR CERTIFICATES ..    It is a condition of issuance that
                                          the Class A Certificates be rated
                                          "AAA" and "Aaa" by Standard &
                                          Poor's and Moody's, respectively, and
                                          that the Class B Certificates be
                                          rated at least "A" and "A2" or the
                                          equivalent by Standard & Poor's and
                                          Moody's, respectively.

ERISA CONSIDERATIONS .................    It is expected that the assets of an
                                          ERISA plan that invests in the Class
                                          A Certificates would not be
                                          deemed to include an interest in the
                                          assets of the Trust.  The Class B
                                          Certificates may not be acquired by
                                          any employee benefit plan that is
                                          subject to ERISA.

LISTING ..............................    Application will be made to list the
                                          Investor Certificates on the
                                          Luxembourg Stock Exchange.





                         COMPOSITION OF THE ACCOUNTS

     Information concerning the composition of the accounts from which receivables are included in the Trust (the "Accounts") is set forth below.

     GEOGRAPHIC DISTRIBUTION. As of July 1, 1998, the five states with the largest receivables balances were as follows:

                 STATE                    PERCENTAGE OF TOTAL RECEIVABLES
                 -----                         BALANCE IN THE ACCOUNTS
                                               -----------------------
                 California..............              11.8%
                 Texas...................               9.3%
                 New York................               6.8%
                 Florida.................               5.8%
                 Illinois................               4.9%

     CREDIT LIMIT INFORMATION. Credit limit information as of July 1, 1998 with respect to the Accounts is as follows:

                                                                 PERCENTAGE
                                                RECEIVABLES       OF TOTAL
                                                OUTSTANDING     RECEIVABLES
CREDIT LIMIT                                      (000'S)       OUTSTANDING
------------                                      -------       -----------
Less than or equal to $1,000.00.............    $   507,859         2.4%
$1,000.01 to $2,000.00......................    $ 2,775,297        13.2%
$2,000.01 to $3,000.00......................    $ 2,968,897        14.1%
Over $3,000.00..............................    $14,834,690        70.3%
                                                -----------       ------
  Total.....................................    $21,086,743       100.0%
                                                ===========       ======

     SEASONING. As of July 1, 1998, 83.8% of the Accounts were at least 24 months old. The distribution of the age of Accounts as of July 1, 1998 was as follows:


                                              PERCENTAGE     PERCENTAGE
             AGE OF ACCOUNTS                 OF ACCOUNTS    OF BALANCES
             ---------------                 -----------    -----------
             Less than 12 Months.........        6.0%           3.4%
             12 to 23 Months.............       10.2%          10.6%
             24 to 35 Months.............       15.7%          16.6%
             36 Months and Greater.......       68.1%          69.4%
                                               ------         ------
                                               100.0%         100.0%
                                               ======         ======

     SUMMARY CURRENT DELINQUENCY INFORMATION. Current delinquency information as of July 1, 1998 with respect to the Accounts is summarized as follows:


                                               AGGREGATE
                                                BALANCES     PERCENTAGE
             PAYMENT STATUS                     (000'S)     OF BALANCES
             --------------                     -------     -----------
             Current.....................     $17,968,794      85.2%
             1 to 29 Days................      $1,596,816       7.6%
             30 to 59 Days...............        $577,733       2.7%
             60 to 89 Days...............        $334,940       1.6%
             90 to 119 Days..............        $276,128       1.3%
             120 to 149 Days.............        $163,747       0.8%
             150 to 179 Days.............        $168,585       0.8%
                                              -----------     ------
                                              $21,086,743     100.0%
                                              ===========     ======

                     COMPOSITION AND HISTORICAL PERFORMANCE
                         OF THE DISCOVER CARD PORTFOLIO

     GEOGRAPHIC DISTRIBUTION. The Discover Card Portfolio is not concentrated geographically. As of May 31, 1998, the five states with the largest receivables balances were as follows:


                                   PERCENTAGE OF TOTAL RECEIVABLES BALANCE
                                         OF DISCOVER CARD PORTFOLIO
          STATE                              AS OF MAY 31, 1998
          -----                    ---------------------------------------
          California..............                 11.4%
          Texas...................                  9.3%
          New York................                  6.7%
          Florida.................                  5.8%
          Illinois................                  5.0%

     No other state accounted for more than 5% of the total receivables balance of the Discover Card Portfolio as of May 31, 1998.


     CREDIT LIMIT INFORMATION. Credit limit information as of May 31, 1998 with respect to the Discover Card Portfolio is summarized as follows:


                                                               PERCENTAGE
                                                 RECEIVABLES    OF TOTAL
                                                 OUTSTANDING   RECEIVABLES
     CREDIT LIMIT                                  (000'S)     OUTSTANDING
     ------------                                -----------   -----------
     Less than or equal to $1,000.00........     $   605,182        2.1%
     $1,000.01 to $2,000.00.................       3,447,277       11.7%
     $2,000.01 to $3,000.00.................       3,679,106       12.5%
     Over $3,000.00.........................     $21,636,206       73.7%
                                                 -----------      ------
      Total.................................     $29,367,771      100.0%
                                                 ===========      ======

     SEASONING. As of May 31, 1998, 86.8% of the accounts in the Discover Card Portfolio were at least 24 months old. The distribution of the age of accounts in the Discover Card Portfolio as of May 31, 1998 was as follows:


                                             PERCENTAGE   PERCENTAGE
          AGE OF ACCOUNTS                    OF ACCOUNTS  OF BALANCES
          ---------------                    -----------  -----------
          Less than 12 Months.............        5.6%         3.2%
          12 to 23 Months.................        7.6%         8.0%
          24 to 35 Months.................       11.7%        12.4%
          36 Months and Greater...........       75.1%        76.4%
                                                ------       ------
                                                100.0%       100.0%
                                                ======       ======

     SUMMARY YIELD INFORMATION. The annualized aggregate monthly yield for the Discover Card Portfolio is summarized as follows:

                              SIX MONTHS ENDED  ELEVEN MONTHS ENDED  TWELVE MONTHS ENDED  TWELVE MONTHS ENDED
                                MAY 31, 1998     NOVEMBER 30, 1997    DECEMBER 31, 1996    DECEMBER 31, 1995
                              ----------------  -------------------  -------------------  -------------------
Aggregate Monthly Yields (1)
   Excluding Recoveries  (2)       17.68%             18.19%               17.72%               16.95%
   Including Recoveries  (3)       18.39%             18.90%               18.20%               17.39%

(1) Monthly Yield is calculated by dividing monthly finance charges billed by beginning monthly balance. Monthly finance charges include periodic finance charges, cash advance item charges, late fees, and as of March 1, 1996, overlimit fees, but exclude certain other items, such as annual membership fees, if any, which are included in finance charge receivables for the Trust. Aggregate Monthly Yield is the average of monthly yields annualized for each period shown.

(2) Monthly Yield excluding any recoveries received with respect to charged-off accounts.

(3) Monthly Yield including recoveries received with respect to charged-off accounts. Recoveries received with respect to charged-off accounts (including the proceeds of sales of receivables in charged-off accounts by the Trust, but excluding any such proceeds with respect to any accounts that have been removed from the Trust) are included in the Trust and are treated as finance charge collections.


     SUMMARY CURRENT DELINQUENCY INFORMATION. Current delinquency information as of May 31, 1998 with respect to the Discover Card Portfolio is summarized as follows:


                                              AGGREGATE
                                              BALANCES      PERCENTAGE
          PAYMENT STATUS                       (000'S)      OF BALANCES
          --------------                       -------      -----------
          Current.........................   $25,082,627        85.4%
          1 to 29 Days....................   $ 2,237,591         7.6%
          30 to 59 Days...................   $   765,526         2.6%
          60 to 89 Days...................   $   498,072         1.7%
          90 to 119 Days..................   $   273,520         0.9%
          120 to 149 Days.................   $   270,871         0.9%
          150 to 179 Days.................   $   239,564         0.9%
                                             -----------        ----
                                             $29,367,771       100.0%
                                             ===========       =====

     SUMMARY HISTORICAL DELINQUENCY INFORMATION. Historical delinquency information with respect to the Discover Card Portfolio is summarized as follows:

                       AVERAGE OF SIX MONTHS       AVERAGE OF ELEVEN MONTHS      AVERAGE OF TWELVE MONTHS
                         ENDED MAY 31, 1998        ENDED NOVEMBER 30, 1997       ENDED DECEMBER 31, 1996
                     --------------------------  ----------------------------  ----------------------------
                     DELINQUENT                   DELINQUENT                    DELINQUENT
                       AMOUNT                       AMOUNT                        AMOUNT
                       (000'S)    PERCENTAGE(1)    (000'S)     PERCENTAGE (1)    (000'S)     PERCENTAGE (1)
                     -----------  -------------  ------------  --------------  ------------  --------------
30-59 Days.........     $772,889      2.6%       $  743,464       2.6%          $  680,645       2.7%
60-89 Days.........     $443,442      1.5%       $  432,410       1.5%          $  361,992       1.4%
90-179 Days........     $853,276      2.8%       $  803,204       2.8%          $  593,661       2.3%
                     -----------  -------------  ------------  --------------  ------------  --------------
  Total............   $2,069,607      6.9%       $1,979,078       6.9%          $1,636,298       6.4%
                     ===========  -------------  ============  ==============  ============  ==============

                          AVERAGE OF TWELVE MONTHS
                           ENDED DECEMBER 31, 1995
                     -----------------------------------
                          DELINQUENT
                            AMOUNT
                           (000'S)         PERCENTAGE(1)
                     --------------------  -------------
30-59 Days.........      $  568,382           2.6%
60-89 Days.........      $  276,821           1.3%
90-179 Days........      $  403,134           1.8%
                     --------------------  -------------
  Total............      $1,248,337           5.7%
                     ====================  =============

(1) The percentages are the result of dividing Delinquent Amount by Average Receivables Outstanding for the applicable period. Delinquent Amount is the average of the monthly ending balances of delinquent accounts during the periods indicated. Average Receivables Outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.


     SUMMARY CHARGE-OFF INFORMATION. Charge-off information with respect to the Discover Card Portfolio is summarized as follows:


                                            SIX MONTHS ENDED   ELEVEN MONTHS ENDED  TWELVE MONTHS ENDED  TWELVE MONTHS ENDED
                                              MAY 31, 1998      NOVEMBER 30, 1997    DECEMBER 31, 1996    DECEMBER 31, 1995
                                           ------------------  -------------------  -------------------  -------------------
                                                                   (dollars in thousands)
Average Receivable Outstanding(1).......       $29,972,283          $28,403,076          $25,542,718          $22,031,829
Gross Charge-Offs.......................       $ 1,122,113          $ 1,891,601          $ 1,458,450          $   923,836
Gross Charge-Offs as a Percentage of
  Average Receivables Outstanding(2)....           7.49%                7.27%                5.71%               4.19%

(1) Average Receivables Outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

(2) Recoveries with respect to charged-off receivables in the Accounts (other than the proceeds of sales of charged-off accounts that have been removed from the Trust) are property of the Trust and are treated as finance charge collections.


     SUMMARY PAYMENT RATE INFORMATION (1). The monthly rate of payments in the Discover Card Portfolio is summarized as follows:


                                         SIX MONTHS ENDED  ELEVEN MONTHS ENDED  TWELVE MONTHS ENDED  TWELVE MONTHS ENDED
                                           MAY 31, 1998     NOVEMBER 30, 1997    DECEMBER 31, 1996    DECEMBER 31, 1995
                                         ----------------  -------------------  -------------------  -------------------
Average Monthly Payment Rate(2)........       15.06%             14.51%               15.24%               16.20%
High Monthly Payment Rates.............       16.11%             16.31%               18.08%               18.97%
Low Monthly Payment Rates..............       13.90%             12.41%               13.33%               13.67%

(1) Monthly Payment Rate is calculated by dividing monthly cardmember remittances by the cardmember receivables balance outstanding as of the beginning of the month.
(2) Average Monthly Payment Rate for a period is equal to the sum of individual monthly payment rates for the period divided by the number of months in the period.